                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: May 6, 1999
                    Capita Equipment Receivables Trust 1997-1

     A New York                 Commission File              I.R.S. Employer
    Corporation                  No. 333-34793               No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

Item. 5  Other
Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:             May 6, 1999        Payment Date:    May 17, 1999
Collection Period:           April 30, 1999

   I.    INFORMATION REGARDING THE CONTRACTS

       1.  CONTRACT POOL PRINCIPAL BALANCE
           a. Beginning of Collection Period                                 $ 627,814,122.46
           b. End of Collection Period                                       $ 599,027,383.53
           c. Reduction for Collection Period                                $  28,786,739.06
       2.  DELINQUENT SCHEDULED PAYMENTS
           a. Beginning of Collection Period                                 $  12,025,064.19
           b. End of Collection Period                                       $  11,103,612.76
       3.  LIQUIDATED CONTRACTS
           a. Number of Liquidated Contracts
              with respect to Collection Period                                           288
                                                                             ----------------
           b. Required Payoff Amounts of Liquidated Contracts                $   3,208,392.82
           c. Total Reserve for Liquidation Expenses                         $             --
           d. Total Liquidation Proceeds Received                            $     520,749.92
           e. Liquidation Proceeds Allocated to Owner Trust                  $     469,409.69
           f. Liquidation Proceeds Allocated to Depositor                    $      51,340.23
           g. Current Realized Losses                                        $   2,738,983.13
       4.  PREPAID CONTACTS
           a. Number of Prepaid Contracts with respect
              to Collection Period                                                        370
                                                                             ----------------
           b. Required Payoff Amounts of Prepaid Contracts                   $   2,978,489.29
       5.  PURCHASED CONTRACTS (BY TCC)
           a. Number of Contracts Purchased by TCC with
              respect to Collection Period                                                  0
                                                                             ----------------
           b. Required Payoff Amounts of Purchased Contracts                 $             --


       6.  DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                   ---------------------------------------------------------------------------------------------------
                                                                                                   % OF AGGREGATE
                             NUMBER OF                % OF               AGGREGATE REQUIRED       REQUIRED PAYOFF
                            CONTRACTS              CONTRACTS              PAYOFF AMOUNTS               AMOUNTS
                   ----------------------------------------------------------------------------------------------------
a. Current                  54,538                 91.03%               $ 554,773,625.76             90.93%
b. 31-60 days                2,540                  4.24%               $  30,565,763.90              5.01%
c. 61-90 days                1,248                  2.08%               $  12,871,159.67              2.11%
d. 91-120 days                 639                  1.07%               $   5,243,957.85              0.86%
e. 120+ days                   946                  1.58%               $   6,676,489.11              1.09%
f. Total                    59,911                100.00%               $ 610,130,996.29            100.00%


       7. HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

-----------------------------------------------------------------------------------------------------------------------------------
                                    % OF                     % OF                    % OF                            % OF
                                  AGGREGATE                AGGREGATE               AGGREGATE                       AGGREGATE
                               REQUIRED PAYOFF          REQUIRED PAYOFF          REQUIRED PAYOFF                 REQUIRED PAYOFF
         Collection                AMOUNTS                  AMOUNTS                 AMOUNTS                         AMOUNTS
           Periods            31-60 Days Past Due      61-90 Days Past Due     91-120 Days Past Due            120+ Days Past Due
-----------------------------------------------------------------------------------------------------------------------------------
          04/30/99                 5.01%                     2.11%                   0.86%                           1.09%
          03/31/99                 5.41%                     2.06%                   0.92%                           1.15%
          02/28/99                 5.60%                     2.08%                   1.15%                           1.24%
          01/31/99                 5.46%                     2.19%                   0.94%                           1.11%
          12/31/98                 5.26%                     1.86%                   0.90%                           0.93%
          11/30/98                 5.07%                     1.66%                   0.78%                           0.88%
          10/31/98                 3.93%                     1.32%                   0.66%                           0.98%
          09/30/98                 3.98%                     1.18%                   0.62%                           0.94%
          08/31/98                 3.34%                     1.23%                   0.53%                           0.60%
          07/31/98                 3.28%                     1.12%                   0.52%                           0.85%
          06/30/98                 2.76%                     1.14%                   0.58%                           0.81%
          05/31/98                 3.63%                     1.12%                   0.61%                           0.75%
          04/30/98                 3.46%                     1.03%                   0.63%                           0.69%
          03/31/98                 3.30%                     1.26%                   0.51%                           0.63%
          02/28/98                 6.09%                     1.42%                   0.59%                           0.52%
          01/31/98                 3.34%                     0.96%                   0.41%                           0.26%
          12/31/97                 3.17%                     0.86%                   0.36%                           0.01%
          11/30/97                 2.89%                     0.49%                   0.00%                           0.00%


       8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                   -------------------------------------------------------------------------------------------------
                                         COLLECTION             3 COLLECTION          6 COLLECTION PERIODS        CUMULATIVE SINCE
                                           PERIOD              PERIODS ENDING                ENDING                 CUT-OFF DATE
                                          APRIL-99                APRIL-99                  APRIL-99
                                   -------------------------------------------------------------------------------------------------
a. Number of Liquidated Contracts            288                     503                     1,222                     3,525
b. Number of Liquidated
   Contracts as a Percentage
   of Initial Contracts                    0.381%                  0.665%                    1.615%                    4.660%
c. Required Payoff Amounts of
   Liquidated Contracts                 3,208,392.82            5,079,380.14             12,827,155.00             35,442,570.73
d. Liquidation Proceeds Allocated
   to Owner Trust                        469,409.69             1,678,699.25              2,943,846.49              5,712,906.27
e. Aggregate Current Realized
   Losses                               2,738,983.13            3,400,680.89              9,883,308.51             29,729,664.46
f. Aggregate Current Realized
   Losses as a Percentage of
   Cut-off Date Contract Pool
   Principal Balance                       0.239%                  0.297%                    0.862%                    2.592%


   II.   INFORMATION REGARDING THE SECURITIES

     1.  SUMMARY OF BALANCE INFORMATION

------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL BALANCE AS OF
                                                                        COUPON            MAY 17, 1999
                 CLASS                                                   RATE             PAYMENT DATE
------------------------------------------------------------------------------------------------------------
a. Class A-1 Notes                                                     5.790000%     $              0.00
b. Class A-2 Notes                                                     6.030000%     $     41,695,408.81
c. Class A-3 Notes                                                     6.120000%     $    153,000,000.00
d. Class A-4 Notes                                                     6.190000%     $    261,210,000.00
e. Class A-5 Notes                                                     5.051250%     $     50,995,587.49
f. Class B Notes                                                       6.450000%     $     68,820,000.00
g. Class C Notes (Quarterly Paying)                                    6.480000%     $     34,410,000.00
h. Total                                                                    N.A.     $    610,130,996.30




                                                             -----------------------------------------------------------------
                                                               CLASS FACTOR AS OF  PRINCIPAL BALANCE AS OF  CLASS FACTOR AS OF
                                                                   MAY 17, 1999         APRIL 15, 1999         APRIL 15, 1999
                                                                   PAYMENT DATE          PAYMENT DATE           PAYMENT DATE
                                                             -----------------------------------------------------------------
a. Class A-1 Notes                                                     0.00000      $              0.00               0.00000
b. Class A-2 Notes                                                     0.16546      $     68,414,875.79               0.28840
c. Class A-3 Notes                                                     1.00000      $    153,000,000.00               1.00000
d. Class A-4 Notes                                                     1.00000      $    261,210,000.00               1.00000
e. Class A-5 Notes                                                     0.48567      $     53,984,310.34               0.51868
f. Class B Notes                                                       1.00000      $     68,820,000.00               1.00000
g. Class C Notes (Quarterly Paying)                                    1.00000      $     34,410,000.00               1.00000
h. Total                                                               0.53196      $    639,839,186.13               0.56200



Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $610,130,996.30 and the CCA Balance is $62,020,940.37.



2.  MONTHLY PRINCIPAL AMOUNT
    a. Principal Balance of Notes
       (End of Prior Collection Period)                                      $    639,839,186.13
    b. Contract Pool Principal Balance (End of Collection Period)            $    599,027,383.53
    c. Monthly Principal Amount                                              $     40,811,802.60
3.  GROSS COLLECTIONS
    a. Scheduled Payments Received                                           $     28,022,755.32
    b. Liquidation Proceeds Allocated to Owner Trust                         $        469,409.69
    c. Required Payoff Amounts of Prepaid Contracts                          $      2,978,489.29
    d. Required Payoff Amounts of Purchased Contracts                        $                 -
    e. Proceeds of Clean-up Call                                             $                 -
    f. Investment Earnings on Collection, Note Distribution and
       Class C Funding Accounts                                              $         87,274.13
    g. Extension Fees Allocated to Owner Trust                               $            544.37
    h. Total Gross Collections (sum of (a) through (g))                      $     31,558,472.80
4.  DETERMINATION OF AVAILABLE FUNDS
    a. Total Gross Collections                                               $     31,558,472.80
    b. Withdrawal from Cash Collateral Account                               $      2,112,072.87
    c. Total Available Funds                                                 $     33,670,545.67
5.  CLASS A-5 SWAP
    a. Payment Details
       1- Class A-5 Assumed Fixed Rate                                                  6.250000%
       2- Class A-5 Assumed Fixed Rate Day Count (30/360)                              0.0833333
       3- Class A-5 Interest Rate (Libor + .125%)                                       5.051250%
       4- Class A-5 Interest Rate Day Count (Actual/360)                               0.0888889
       5- Class A-5 Principal Amount                                         $     53,984,310.34
    b. Net Payment Calculation
       1- Class A-5 Assumed Fixed Payment                                    $        281,168.28
       2- Class A-5  Interest Payment                                        $        242,389.55
       3- Net Class A-5 Swap Payment From/(To) the Trust                     $         38,778.73


    6.  APPLICATION OF AVAILABLE FUNDS

 -----------------------------------------------------------------------------------------------------------------------
                 ITEM                         AMOUNT                               REMAINING AVAILABLE FUNDS
 -----------------------------------------------------------------------------------------------------------------------
 a. Total Available Funds                                                                      33,670,545.67
 b. Servicing Fee                                   653,973.05                                 33,016,572.62
 c. Interest on Notes:

    i)    Class A-1 Notes                                     -                                 33,016,572.62
    ii)   Class A-2 Notes                            343,784.75                                 32,672,787.87
    iii)  Class A-3 Notes                            780,300.00                                 31,892,487.87
    iv)   Class A-4 Notes                          1,347,408.25                                 30,545,079.62
    v)    Class A-5 Swap Net Settlement               38,778.73                                 30,506,300.89
    vi)   Class A-5 Notes                            242,389.55                                 30,263,911.33
    vii)  Class B Notes                              369,907.50                                 29,894,003.83
    viii) Class C Funding Account                    185,814.00                                 29,708,189.83
 d. Principal on Notes:

    i)    Class A-1 Notes                                     -                                 29,708,189.83
    ii)   Class A-2 Notes                         26,719,466.98                                  2,988,722.86
    iii)  Class A-3 Notes                                     -                                  2,988,722.86
    iv)   Class A-4 Notes                                     -                                  2,988,722.86
    v)    Class A-5 Notes                          2,988,722.86                                          0.00
    vi)   Class B Notes                                    0.00                                          0.00
    vii)  Class C Funding Account                          0.00                                          0.00
 e. Deposit to Cash                                        0.00                                          0.00
    Collateral Account
 f. Amount to be applied in
    accordance with CCA Loan Agreement                     0.00                                          0.00
 g. Balance, if any, to Equity Certificates                0.00                                             0


   7.  ACCRUED MONTHLY PRINCIPAL AND INTEREST DEPOSITED INTO THE
       CLASS C FUNDING ACCOUNT

        Collection Period                                       February-99               March-99             April-99
        Beginning Balance                                              0.00             185,814.00           371,628.00
        Principal Deposited                                            0.00                   0.00                 0.00
        Interest Deposited                                       185,814.00             185,814.00           185,814.00
        ------------------                                       ----------            -----------           ----------
        Total Amount Available for Distribution                  185,814.00             371,628.00           557,442.00
        Amount Distributed                                             0.00                   0.00           557,442.00
        ------------------                                       ----------            -----------           ----------
        Ending Balance                                           185,814.00             371,628.00                 0.00



    8.  QUARTERLY APPLICATION OF AVAILABLE FUNDS IN THE CLASS C FUNDING ACCOUNT

 ---------------------------------------------------------------------------------------------------------
          Item                                                  Amount        Remaining Available Funds
 ---------------------------------------------------------------------------------------------------------
 a.       Total Available Funds                                                       557,442.00
 b.       Interest to Class C Note Holders                    557,442.00                    0.00
 c.       Principal to Class C Note Holders                         0.00                    0.00


   III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

   1.  BALANCE RECONCILIATION

-----------------------------------------------------------------------------------------------------------
                                                                                     MAY 17, 1999
                                  ITEM                                               PAYMENT DATE
-----------------------------------------------------------------------------------------------------------
 a. Available Cash Collateral Amount (Beginning)                                   $    65,389,263.96
 b. Deposits to Cash Collateral Account (II.5(f))                                  $               --
 c. Withdrawals from Cash Collateral Account                                       $     2,112,072.87
 d. Releases of Cash Collateral Account Surplus
    (Excess, if any of (a) plus (b) minus (c) over (f))                            $     1,256,250.72
 e. Available Cash Collateral Amount (End)
    (Sum of (a) plus (b) minus (c) minus (d))                                      $    62,020,940.37
 f. Requisite Cash Collateral Amount                                               $    62,020,940.37
 g. Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))            $               --
2.  CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
 a. For Payment Dates from, and including, the
    December  1997 Payment Date  to,
    and including, the December 1998 Payment Date
    1) Initial Cash Collateral Amount                                              $    83,153,171.00
 b. For Payment Dates from, and including, the
    November 1998 Payment Date until
    the Final Payment Date, the sum of
    1) 8.5% of the Contract Pool Principal Balance                                 $    50,917,327.60
    2) The Aggregate Principal Balance of the Notes
       and the Equity Certificate Balance less the
       Contract Pool Principal Balance                                             $    11,103,612.77
    3) Total ((1) plus (2))                                                        $    62,020,940.37
 c. Floor equal to the lesser of
    1) 2% of Cut-Off Date Contract Pool Principal
       Balance ($22,938,806); and                                                  $    22,938,806.00
    2) the Aggregate Principal Balance of the Notes                                $   610,130,996.30
 d. Requisite Cash Collateral Amount                                               $    62,020,940.37




3.  CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
 a. Interest Shortfalls                                                            $               --
 b. Principal Deficiency Amount                                                    $     2,112,072.87
 c. Principal Payable at Stated Maturity Date of
    Class of Notes or Equity Certificates                                          $               --
 d. Total Cash Collateral Account Withdrawals                                            2,112,072.87


 IV.    INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

  ---------------------------------------------------------------------------------------------------------------------------------
       DISTRIBUTION                  CLASS A-1             CLASS A-2                CLASS A-3               CLASS A-4
         AMOUNTS                       NOTES                 NOTES                    NOTES                   NOTES
  ---------------------------------------------------------------------------------------------------------------------------------
1. Interest Due                         $--            $      343,784.75         $   780,300.00         $   1,347,408.25
2. Interest Paid                        $--            $      343,784.75         $   780,300.00         $   1,347,408.25
3. Interest Shortfall
   ((1) minus (2))                      $--            $           --            $        --            $          --
4. Principal Due                        $--            $   26,719,466.98         $        --            $          --
5. Principal Paid                       $--            $   26,719,466.98         $        --            $          --
6. Total Distribution Amount
   ((2) plus (4))                       $--            $   27,063,251.73         $   780,300.00         $   1,347,408.25

  ----------------------------------------------------------------------------------------------------------------------------------
       DISTRIBUTION                           CLASS A-5              CLASS B                 CLASS C
         AMOUNTS                                NOTES                 NOTES                   NOTES                   TOTALS
  ----------------------------------------------------------------------------------------------------------------------------------
1. Interest Due                         $     242,389.55         $   369,907.50         $   557,442.00         $    3,641,232.05
2. Interest Paid                        $     242,389.55         $   369,907.50         $   557,442.00         $    3,641,232.05
3. Interest Shortfall
   ((1) minus (2))                      $          --            $        --            $        --            $       --
4. Principal Due                        $   2,988,722.86         $        --            $        --            $   29,708,189.83
5. Principal Paid                       $   2,988,722.86         $        --            $        --            $   29,708,189.83
6. Total Distribution Amount
   ((2) plus (4))                       $   3,231,112.41         $   369,907.50         $   557,442.00         $   33,349,421.89


 V.      INFORMATION REGARDING OTHER POOL CHARACTERISTICS

 ---------------------------------------------------------------------------------------------------------
                                                          AS OF END OF            AS OF END OF
          ITEM                                              APRIL-99                MARCH-99
                                                       COLLECTION PERIOD       COLLECTION PERIOD
 ---------------------------------------------------------------------------------------------------------
1.  ORIGINAL CONTRACT CHARACTERISTICS
    a. Original Number of Contracts                          75,651                   N.A.
    b. Cut-Off Date Contract Pool
       Principal Balance                                 $1,146,940,285               N.A.
    c. Original Weighted Average
       Remaining Term (in months)                             46.6                    N.A.
    d. Weighted Average Original Term
       (in months)                                            53.7                    N.A.
2.  CURRENT CONTRACT CHARACTERISTICS
    a. Number of Contracts                                   59,911                  61,096
    b. Average Contract Principal Balance                    $9,999                 $10,276
    c. Weighted Average Remaining Term                        32.9                    33.6

 VI. CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1 PREPAYMENT SCHEDULE

  ------------------------------------------------------------------------------
  PAYMENT DATE                                          SINCE ISSUE
    PERIOD                                                  CPR
  ------------------------------------------------------------------------------
         0            December-97                         -0.436%
         1             January-98                          5.709%
         2            February-98                          6.693%
         3              March-98                           6.904%
         4              April-98                           7.280%
         5               May-98                            7.462%
         6              June-98                            6.903%
         7              July-98                            7.298%
         8             August-98                           7.115%
         9            September-98                         7.118%
        10             October-98                          6.694%
        11            November-98                          6.643%
        12            December-98                          7.065%
        13             January-99                          7.152%
        14            February-99                          7.261%
        15               March-99                          7.336%
        16               April-99                          7.666%
        17                 May-99                          7.937%



 VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

     A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement. dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust Company, as trustee under the Indenture, and AT&T Capital
   Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on May 17, 1999

    This Certificate shall constitute the Servicer's Certificate as required by Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

                            AT&T CAPITAL CORPORATION

                                 Thomas G. Adams
                                 ----------------
                                 Thomas G. Adams
                                 Senior Vice President, Financial Reporting